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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNITED INDUSTRIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                                  OPT.CO INC.
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the Appropriate Box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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OPT.CO INC.
250 West 94th Street
New York, New York 10025

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                                          APRIL 18, 1997

     RE: ELECTION OF INDEPENDENT DIRECTORS OF UNITED INDUSTRIAL CORPORATION

TO MY FELLOW UNITED INDUSTRIAL CORPORATION STOCKHOLDERS:

The Company's sales, earnings and dividends all show significant declines over the past 5 years.

I have undertaken to do something about it. I have joined with Alan S. Parsow in seeking election to the UIC Board. Alan and I believe that our election can have an impact. We have experience as directors of public companies and have a broad understanding of the government contracting business. Most important, our election will send a message to the Board, to management and to the investment community that past performance is not satisfactory and that the Company must do better.

       UIC'S ANNUAL MEETING IS SET FOR MAY 13, 1997. TO BE COUNTED AT THAT MEETING, I URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE FOR THE ELECTION OF THE OPT.CO NOMINEES.

Please don't hesitate to contact me through Deep Creek TeleServices Company, our information agent, if you have any questions or require assistance in this matter. DCTC can be called at 301-334-6474 or, by fax, at 301-334-6467.

                                          Sincerely,
                                          David A. Lang
                                          President